SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report                         June 14, 1999
(Date of earliest event reported)            (June 11, 1999)



                             VANGUARD AIRLINES, INC.
                             -----------------------
            (Exact name of registrant as specified in its charter)



       Delaware             0-27034              48-1149290
       --------             -------              ----------
(State or other   (Commission File Number)    (I.R.S. Employer
jurisdiction                                 Identification No.)
of incorporation)



                 533 Mexico City Avenue
            Kansas City International Airport
                 Kansas City, MO  64153
   (Address of principal executive offices including zip code)



Registrant's telephone number, including area code (913) 789-1388



ITEM 5.   OTHER EVENTS.

     Vanguard Airlines, Inc. (the "Company") issued a press release on June 11, 1999, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing the acceptance by Nasdaq SmallCap Market for listing effective June 15, 1999.
The Company's ticker symbol will return to "VNGD" as of June 15, 1999.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


(c)   Exhibits.  The following Exhibits are filed with this report:
      --------


Exhibit No.                       Description
-----------                       -----------

   99                             Press Release, issued June 14, 1999.



                           SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VANGUARD AIRLINES, INC.


                                        /s/ Robert J. Spane
                                        ---------------------
                                    By: Robert J. Spane
                                        President and Chief
                                        Executive Officer

Date:		June 14, 1999


                                                      Exhibit 99


For Immediate Release                              June 11, 1999

Contact:     Rana Walker
             (913) 789-1410


                 VANGUARD AIRLINES ANNOUNCES
                            LISTING
                  ON NASDAQ SMALLCAP MARKET


KANSAS CITY, MO-Vanguard Airlines, Inc. (OTC: VNGDD, as of June 15, 1999,
NASDAQ: VNGD) announced today that its Common Stock has been accepted by the Nasdaq SmallCap Market for listing effective June 15, 1999.
In connection with the listing of its shares of Common Stock on the Nasdaq SmallCap Stock Market, the Company's ticker symbol will return to VNGD.

Robert J. "Rocky" Spane, President and CEO of Vanguard said, "We are excited about our return to the Nasdaq SmallCap Market. The Company's listing follows the successful completion of a reverse stock split and four consecutive quarters of operating profits. It is a high priority that the Company improve its liquidity for current and future Vanguard stockholders."

Mr. Spane continued, "By July 15, 1999, with the introduction of service to Buffalo/Niagara Falls, we will be flying about 50% more capacity year-over-year. Furthermore, we are anticipating that 1999 will prove to be the most profitable year in the Company's history."

Vanguard, which began service in December 1994 and is headquartered in Kansas City, is a low-fare, passenger airline providing convenient, scheduled jet service. Vanguard serves the following ten cities: Atlanta, Buffalo/Niagara Falls (effective July 15, 1999), Chicago-Midway, Cincinnati, Dallas/Ft. Worth, Denver, Kansas City, Minneapolis/St. Paul, Myrtle Beach and Pittsburgh. The Company employs approximately 900 full-time equivalent employees and currently operates a fleet of eleven Boeing 737-200's, with one more due for delivery in July 1999.
The Company has also signed letters of intent for three replacement aircraft, with anticipated delivery dates in the second half of 1999. Vanguard reported its first-ever annual operating profit in 1998 and its fourth consecutive quarter of operating profits in the first quarter of 1999. For more information on Vanguard, please visit our web site at www.flyvanguard.com

This press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements are made based on management's belief, as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Further information on such risks and uncertainties that could affect the Company's financial results are included in the Company's filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 1998.